Exhibit 99.2

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS (PRELIMINARY/UNAUDITED)
(in Millions, Except per Share Amounts)

	3 Months - June			6 Months - June

	2003	2002	% Change	2003	2002	% Change

Operating Revenues	$1,600	$1,474	9%	$3,695	$3,368	10%

Operating Expenses
Fuel, purchased power and gas	$493	$403	22%	$1,306	$1,138	15%
Operation and maintenance	720	623	16%	1,475	1,166	27%
Depreciation, depletion and amortization	180	180	—	377	369	2%
Taxes other than income	87	81	7%	184	174	6%

	$1,480	$1,287	15%	$3,342	$2,847	17%

Operating Income	$120	$187	-36%	$353	$521	-32%

Other (Income) and Deductions
Interest expense	$132	$136	-3%	$265	$272	-3%
Preferred stock dividends of subsidiaries	6	5	20%	12	13	-8%
Interest income	(7)	(6)	17%	(15)	(11)	36%
Other income	(18)	(28)	-36%	(31)	(37)	-16%
Other expenses	18	27	-33%	51	42	21%

	$131	$134	-2%	$282	$279	1%

Income (Loss) Before Income Taxes	$(11)	$53	n/m	$71	$242	-71%
Income Tax (Benefit) Expense	10	(8)	n/m	(16)	(11)	-45%
Income (Loss) from Continuing Operations	$(21)	$61	n/m	$87	$253	-66%

Discontinued Operations — ITC
Income from operations	$—	$7	—	$5	$15	-67%
Gain on sale	(2)	—	—	67	—	—

	$(2)	$7	—	$72	$15	—

Cumulative Effect of Accounting Changes
Asset retirement obligations	$—	$—	—	$(11)	$—	—
Energy trading activities	—	—	—	(16)	—	—

	$—	$—	—	$(27)	$—	—

Reported Net Income (Loss)	$(23)	$68	n/m	$132	$268	-51%

Reported Earnings per Diluted Share	$(0.13)	$0.42	-55%	$0.79	$1.66	-55%
Significant Items Impacting Comparability
Unusual Items
Loss on Sale of Steam Heating Business	$—	—	—	0.08	—	—
Contribution to DTE Energy Foundation	—	—	—	0.06	—	—
Disallowance of Gas Costs	—	—	—	0.10	—	—
Energy Trading Activities (EITF 98-10 flowback)	—	—	—	(0.09)	—	—
Effective Tax Rate Adjustment	0.60	0.15	n/m	0.86	0.08	n/m
Discontinued Operations
Income from operations of ITC	—	(0.04)	—	(0.03)	(0.09)	-67%
Gain on sale of ITC	0.01	—	—	(0.40)	—	—
Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	0.07	—	—
Energy Trading Activities (EITF 98-10 implementation)	—	—	—	0.09	—	—

Operating Earnings per Diluted Share	$0.48	$0.53	-10%	$1.53	$1.65	-7%

Average Common Shares
Basic	168	161	4%	167	161	4%
Diluted	168	162	4%	168	162	4%
Dividends Declared per Common Share	$0.515	$0.515		$1.03	$1.03

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, 10K and 10Q.

n/m — not meaningful

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

Q2 2002 Reported Earnings per Share		$0.42
Adjust for Q2 2002 Quarterly Effective Tax Rate Adjustment		0.15
Adjust for discontinued operations (ITC)		(0.04)

Q2 2002 Operating Earnings per Share		$0.53

Regulated Electric
Gross Margin	(0.28)
- lower cooling demand driven by mild weather ($0.17/share impact)
- margin loss due to choice and higher power supply rates
O&M Expense	(0.04)
- April storm restoration costs, increased plant maintenance and outage investments
- higher pension and benefit costs
Regulatory deferrals — environmental and customer choice	0.09
Other	0.01
Total Regulated Electric		(0.22)
Regulated Gas		(0.04)
Non Regulated
Energy Services — primarily synfuel credits produced	0.28
Trading — primarily timing related mark-to-market losses in CoEnergy Portfolio	(0.06)
Total Non-Regulated		0.22
Holding Company		(0.01)

Q2 2003 Operating Earnings per Share		$0.48

Net Income Summary
(Preliminary/Unaudited)

(in millions, except per share amounts)	Reported				Operating	Operating
	Q2 2003		Adjustments		Q2 2003	Q2 2002		Variance

Energy Resources
Regulated — Power Generation	$46				$46	$56		$(10)
Non-Regulated
Energy Services
Coal Based Fuels	62	A			$62	$34		$28
On Site Energy Projects	1				1	2		(1)
Merchant Generation	16	B			16	(1)		17
Other	(3)				(3)	(5)		2
Coal Services	3				3	3		—
Biomass Energy	1				1	1		—
Energy Trading & CoEnergy Portfolio	(15)				(15)	(5)		(10)
Energy Resources Overheads	(3)				(3)	(5)		2

Total Energy Resources Non-Regulated	$62		$—		$62	$24		$38

Total Energy Resources	$108		$—		$108	$80		$28

Energy Distribution
Regulated — Power Distribution	$(7)				$(7)	$18		$(25)
Non Regulated (Energy Technologies)	(5)				(5)	(4)		(1)

Total Energy Distribution	$(12)		$—		$(12)	$14		$(26)

Energy Gas
Regulated	$(8)				$(8)	$(1)		$(7)
Non-Regulated	6				6	8		(2)

Total Energy Gas	$(2)		$—		$(2)	$7		$(9)

Holding Company & Other
Energy Technology Investments	$(4)				$(4)	$(2)		$(2)
Other	(111)		100	C	(11)	(13)	D	2

Total Holding Company & Other	$(115)		$100		$(15)	$(15)		$—

Total
Regulated
Electric	$39				$39	$74		$(35)
Gas	(8)				(8)	(1)		(7)
Non-Regulated	59	E			59	26		33
Holding Company/Other	(111)		100		(11)	(13)		2

Total	$(21)		$100		$79	$86		$(7)

Discontinued Operations
ITC	$(2)		$2	F	$—	$—		$—

Total Net Income (Loss)	$(23)		$102		$79	$86		$(7)

Total Diluted EPS	$(0.13)		$0.61		$0.48	$0.53		$(0.05)

Average Diluted Shares Outstanding	168				168	162

Key:

A — Coal based fuels includes a $9.6 million (net of tax) reserve for a potential uncollectible account
B — Merchant generation includes a $20 million (net of tax) gain associated with the termination of a long-term tolling contract
C — Effective tax rate adjustment
D — Reported was (38), which included a (25) effective tax rate adjustment
E — Includes energy technology investments
F — Gain on sale of International Transmission Company

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION (PRELIMINARY/UNAUDITED)
(in Millions)

	June 30	Dec. 31	Percent
ASSETS	2003	2002	Change

Current Assets
Cash and cash equivalents	$103	$133	-23%
Restricted cash	126	237	-47%
Accounts receivable
Customer (less allow. for doubtful accounts of $123 and $82)	930	902	3%
Accrued unbilled revenues	190	296	-36%
Other	370	237	56%
Inventories
Fuel and gas	367	413	-11%
Materials and supplies	159	163	-2%
Assets from risk management and trading activities	349	224	56%
Other	114	159	-28%

	$2,708	$2,764	-2%

Investments
Nuclear decommissioning trust funds	$466	$417	12%
Other	484	487	-1%

	$950	$904	5%

Property
Property, plant and equipment	$17,534	$17,862	-2%
Less accumulated depreciation and depletion	(7,856)	(8,049)	2%

	$9,678	$9,813	-2%

Other Assets
Goodwill	$2,086	$2,119	-2%
Regulatory assets	2,066	1,197	72%
Securitized regulatory assets	1,571	1,613	-1%
Assets from risk management and trading activities	247	152	8%
Prepaid pension assets	177	172	2%
Other	539	504	2%

	$6,686	$5,757	3%

Total Assets	$20,022	$19,238	4%

LIABILITIES AND	June 30	Dec. 31	Percent
SHAREHOLDERS' EQUITY	2003	2002	Change

Current Liabilities
Accounts payable	$839	$647	30%
Accrued interest	114	115	-1%
Dividends payable	91	90	1%
Accrued payroll	41	49	-16%
Short-term borrowings	231	414	-44%
Current portion long-term debt, including capital leases	744	1,018	-27%
Liab. from risk mgmt. and trading activities	404	284	42%
Other	550	596	-8%

	$3,014	$3,213	-6%

Other Liabilities
Deferred income taxes	$1,154	$916	26%
Regulatory liabilities	171	179	-4%
Asset retirement obligations	841	—	—
Unamortized investment tax credit	162	168	-4%
Liab. from risk mgmt. and trading activities	345	208	66%
Liab. from transportation and storage contracts	497	523	-5%
Accrued pension liability	389	582	-33%
Nuclear decommissioning	59	416	-86%
Other	691	683	1%

	$4,309	$3,675	17%

Long-Term Debt
Mortgage bonds, notes and other	$5,671	$5,656	—
Securitization bonds	1,539	1,585	-3%
Equity-linked securities	188	191	-2%
Capital lease obligations	79	82	-4%

	$7,477	$7,514	—

Preferred Securities of Subsidiaries	$271	$271	—
Shareholders’ Equity
Common stock	$3,076	$3,052	1%
Retained earnings	2,096	2,132	-2%
Accumulated other comprehensive loss	(221)	(619)	-64%

	$4,951	$4,565	8%

Total Liabilities and Shareholders’ Equity	$20,022	$19,238	4%

The Consolidated Statement of Financial Position (Preliminary/Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

n/m — not meaningful

Detroit Edison Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - June			6 Months - June

	2003	2002	% Change	2003	2002	% Change

Operating Revenues	$870	$962	-10%	$1,807	$1,892	-4%

Operating Expenses
Fuel and purchased power	$226	$246	-8%	$474	$455	4%
Operation and maintenance	330	321	3%	696	597	17%
Depreciation and amortization	124	138	-10%	259	285	-9%
Taxes other than income	65	65	—	137	137	—

	$745	$770	-3%	$1,566	$1,474	6%

Operating Income	$125	$192	-35%	$241	$418	-42%

Other (Income) and Deductions
Interest expense	$71	$78	-9%	$146	$156	-6%
Interest income	—	—	—	—	(1)	—
Other income	(22)	(6)	n/m	(33)	(12)	n/m
Other expenses	17	7	n/m	37	24	54%

	$66	$79	-16%	$150	$167	-10%

Income Before Income Taxes	$59	$113	-48%	$91	$251	-64%
Income Tax Provision	$20	$39	-49%	$31	$84	-63%

Income Before Accounting Change	$39	$74	-47%	$60	$167	-64%
Cumulative Effect of Accounting Change	—	—	—	(6)	—	—

Reported Net Income	$39	$74	-47%	$54	$167	-68%

Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	6	—	—
Unusual Items
Loss on Sale of Steam Heating Business	—	—	—	14	—	—
Elimination of Intercompany Gain	—	—	—	—	(4)	—

Operating Net Income	$39	$74	-47%	$74	$163	-55%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the
Annual Report to Shareholders, Form 10K and Form 10Q.

n/m — not meaningful

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - June			6 Months - June

	2003	2002	% Change	2003	2002	% Change

Operating Revenues	$284	$235	21%	$936	$825	13%

Operating Expenses
Cost of gas	$160	$116	38%	$581	$500	16%
Operation and maintenance	83	73	14%	161	140	15%
Depreciation, depletion and amortization	28	27	4%	53	53	—
Taxes other than income	13	11	18%	30	27	11%
Property write-down and contract losses	5	48	n/m	5	48	—

	$289	$275	5%	$830	$768	8%

Operating Income (Loss)	$(5)	$(40)	88%	$106	$57	86%

Other (Income) and Deductions
Interest expense	14	16	-13%	29	32	-9%
Interest income	(3)	(2)	50%	(6)	(6)	—
Other	(1)	(2)	-50%	(2)	(2)	—

	$10	$12	17%	$21	$24	13%

Income (Loss) Before Income Taxes	$(15)	$(52)	71%	$85	$33	n/m

Income Tax Provision (Benefit)	(4)	(18)	78%	21	12	75%
Reported Net Income (Loss)	$(11)	$(34)	68%	$64	$21	n/m
Purchase Accounting and Other Adjustments	3	33	n/m	4	32	n/m

Operating Net Income (Loss) (A)	$(8)	$(1)	n/m	$68	$53	28%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.

(A)	Represents MichCon’s results included in the DTE
Energy Consolidated Statement of Operations.

n/m — not meaningful

Sales Analysis

Electric — Detroit Edison Service Area (MWh)

	Q2 2003	Q2 2002	% Change

Residential	3,242,646	3,527,434	-8.1%
Commercial	3,961,682	4,718,237	-16.0%
Industrial	3,134,495	3,536,682	-11.4%
Other	639,050	634,854	0.7%

TOTAL SYSTEM	10,977,873	12,417,207	-11.6%
Choice Sales*	1,844,169	761,341	142.2%

TOTAL SALES	12,822,042	13,178,548	-2.7%

Interconnection Sales	619,249	717,046	-13.6%
(not included above)

*	Includes Dearborn Industrial Group sales

Gas — MichCon Service Area (Mcf)

	Q2 2003	Q2 2002	% Change

Residential	24,713,839	22,044,213	12.1%
Commercial	6,647,296	7,122,666	-6.7%
Industrial	238,568	306,361	-22.1%

	31,599,703	29,473,240	7.2%
End Use Transportation	25,578,325	37,908,012	-32.5%
(includes choice customers)

TOTAL SALES	57,178,028	67,381,252	-15.1%

Weather

Cooling Degree Days (Detroit Edison service area)

	Q2 2003	Q2 2002	% Change

Actuals	106	256	-59%
Normal	187	187

Deviation from normal	-43.3%	36.9%

Heating Degree Days (MichCon service area)

	Q2 2003	Q2 2002	% Change

Actuals	909	884	3%
Normal	882	876

Deviation from normal	3.1%	0.9%